                             LETTER OF TRANSMITTAL

                              DIMON INCORPORATED

                    To Tender 9 5/8% Senior Notes due 2011
            In Exchange for Registered 9 5/8% Senior Notes due 2011

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON ___________ __, 2001,
                         UNLESS THE OFFER IS EXTENDED
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                    To SunTrust Bank (the "Exchange Agent")

      By Registered or Certified Mail:            By Facsimile Transmission                By Overnight Mail or Hand:
               SunTrust Bank                            SunTrust Bank                             SunTrust Bank
        Corporate Trust Department                     (804) 782-7855                       Corporate Trust Department
           10th Floor, HDQ 5310                    Confirm: (804) 782-5726                    10th Floor, HDQ 5310
            919 E. Main Street                     Attention:  Jim McManus                     919 E. Main Street
        Richmond, Virginia  23219                                                          Richmond, Virginia  23219
         Attention:  Jim McManus                                                            Attention:  Jim McManus

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt of the Prospectus dated _______ __, 2001 (the "Prospectus") of DIMON Incorporated (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9?% Senior Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9?% Senior Notes due 2011 (the "Old Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Exchange Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of Exchange Notes will not be entitled to certain rights of holders of Old Notes under the Registration Rights Agreement. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _________ __, 2001, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     Holders who wish to tender their Old Notes must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of Old Notes Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Old Notes Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Old Notes delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.

     Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agree to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE COMPANY. SEE INSTRUCTION 9.

     List below the Old Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

-------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
                                                                                  (3)
                                                                          Aggregate Principal           (4)
                     (1)                                  (2)                   Amount            Principal Amount
Name(s) and Address(es) of Registered Holder(s)       Registration          Represented by            Tendered
              (Please fill in)                          Numbers*              Old Notes**        (if less than all)**
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                          Total
-------------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

     This Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus or (iii) if tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

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                              ACCOUNT INFORMATION

 [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

If delivered by book-entry transfer:

Account Number____________________    Transaction Code Number__________________

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

 [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

If delivered by book-entry transfer:

Account Number____________________    Transaction Code Number__________________

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name____________________________        Address____________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above in exchange for a like principal amount of the Exchange Notes. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes; and (b) when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned is the registered owner of all tendered Old Notes and the undersigned represents that it has received from each beneficial owner of tendered Old Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old Notes properly tendered and not withdrawn will be exchanged for Exchange Notes. If any amount of tendered Old Notes is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Notes than the principal amount to be tendered, such unexchanged Old Notes or Old Notes for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Old Notes were tendered in physical form.

     The undersigned hereby represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable, to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old
Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     TENDERS OF OLD NOTES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5.00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER--WITHDRAWAL RIGHTS."

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in the Letter of Transmittal and the Prospectus.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned, at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

--------------------------------------------------------------------------------

                       Special Registration Instructions

To be completed ONLY if the Exchange Notes and any Old Notes delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.

Issue Exchange Notes and any Old Notes delivered herewith but not exchanged to:

Name___________________________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________
                                 (Please print or type)

Credit Exchange Notes and any Old Notes delivered herewith but not exchanged to the following book-entry transfer facility account:

________________________________________________________________________________
                    (Name of book-entry transfer facility)

________________________________________________________________________________
                               (Account number)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                  Registered Holder(s) of Old Notes Sign Here
               (In addition, complete Substitute Form W-9 Below)

X ______________________________________________________________________________

X ______________________________________________________________________________
                    (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name and Capacity (full title): _______________________________________________

Address (including zip code): _________________________________________________

Area Code and Telephone Number: _______________________________________________

Dated: _________________________________________


            Signature Guarantee (If required -- See Instruction 4)

Authorized Signature: _________________________________________________________
             (Signature of Representative of Signature Guarantor)

Name and Title: _______________________________________________________________

Name of Firm: _________________________________________________________________

Area Code and Telephone Number: _______________________________________________
                            (Please print or type)

Dated: _________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Special Delivery Instructions

To be completed ONLY if the Exchange Notes and any Old Notes delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Old Notes Tendered."

Mail Exchange Notes and any Old Notes delivered herewith but not exchanged to:

Name __________________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________
                            (Please print or type)

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

1.        Delivery of this Letter of Transmittal and Old Notes.

     All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents, including delivery by book-entry transfer and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the Holder, and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

2.        Guaranteed Delivery Procedures.

     Holders who wish to tender their Old Notes, but whose Old Notes are not immediately available and thus cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.        Partial Tenders; Withdrawals.

     Tenders of Old Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Old Notes tendered.

     Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, unless otherwise provided in the appropriate box on this Letter of Transmittal.

4. Signature on This Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

     Only a Holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.        Special Registration and Delivery Instructions.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at a book-entry transfer facility) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at a book-entry transfer facility.

6.        Transfer Taxes.

     The Company shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7.        Waiver of Conditions.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.        Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.        Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 512 Bridge Street, Danville, Virginia 24541 (telephone: (434) 792-7511), Attention: Tom Reynolds.

10.       Validity and Form.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.

11.       Substitute Form W-9.

     Federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by checking the box in Part 2 of the Form. Failure to provide the information on the Form or to check the box in Part 2 of the Form may subject the tendering Holder to 31% Federal income tax withholding on the payments made to the Holder. The box in
Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder does not provide the Company with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

12.       Conflicts.

     In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Old Notes or confirmation of book entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     The Federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the Exchange Offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payers) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws. Under Federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

What Number to Give the Exchange Agent

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service, Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

Certificate of Awaiting Tax Identification Number

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF OLD NOTES (INCLUDING HOLDERS OF OLD NOTES WHO DO NOT EXCHANGE THEIR OLD NOTES FOR EXCHANGE NOTES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF OLD NOTES FOR EXCHANGE NOTES. FOR ADDITIONAL INFORMATION, SEE "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" IN THE PROSPECTUS.

                          Payor's Name: SunTrust Bank
             This Substitute Form W-9 Must Be Completed and Signed

  Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.


---------------------------------------------------------------------------------------------------------------------

         SUBSTITUTE               Part 1 -- Please provide your TIN in the box at
          FORM W-9                right and certify by signing and dating below.           _______________________
 Department of the Treasury                                                                     Social Security
  Internal Revenue Service        Part 2 -- Check the box if you are not subject to                Number or
                                  backup withholding under the provisions of section                Employer
                                  3406(a)(1)(C) of the Internal Revenue Code because            Identification
                                  (1) you have not been notified that you are subject               Number
                                  to backup withholding as a result of failure to
                                  report all interest or dividends or (2) the Internal
                                  Revenue Service has notified you that you are no
                                  longer subject to backup withholding. [_]

----------------------------------------------------------------------------------------------------------------------

                                  Certification: Under the penalties of perjury, I
                                  certify that the information provided on this form                   Part 3
Payor's Request for Taxpayer      is true, correct and complete.
Identification Number ("TIN")     Signature: _________________________  Dated: ________            Awaiting TIN [_]

-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU.
       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


_____________________________________________           ________________, 2001
                   Signature                                   Date

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